H.C. Wainwright 28th Annual Global Investment Conference September 14, 2026

© 2026 Aquestive Therapeutics, Inc. Disclaimer 2 This presentation and the accompanying oral commentary have been prepared by Aquestive Therapeutics, Inc. (“Aquestive,” the “Company,” “we,” “our” or “us”) and contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements made by management during the presentation and any question-and-answer session. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm (dibutepinephrine) sublingual film through clinical development and the regulatory review and approval process by the U.S. Food and Drug Administration (“FDA”), including our ability to address the concerns raised by the FDA in the Complete Response Letter (“CRL”) dated January 30, 2026 and discussed during the subsequent Type A meeting with the FDA; the timing of our resubmission of the New Drug Application (“NDA”) for Anaphylm; the FDA’s acceptance and filing of the resubmitted NDA; the FDA’s classification of the resubmission and the length of the resulting review period; the establishment and timing of any FDA review goal date; our intention to request expedited review of the resubmission and whether any such request will be granted; whether the resubmission will constitute a complete response to the CRL; and the potential approval of Anaphylm by the FDA and the timing thereof. Forward-looking statements also include statements regarding the advancement and related timing of potential international regulatory filings and marketing authorizations for Anaphylm outside the United States, including in Canada and the European Union; that Anaphylm will be the first and only non-device-based, orally delivered epinephrine product and may be accepted by patients, prescribers and payors as an alternative to existing standards of care, if approved by the FDA; our commercial launch strategy and launch readiness for Anaphylm, if approved by the FDA; the anticipated size and deployment of our sales force; the number and types of prescribers we intend to target; anticipated prescriber and market coverage; our patient support, affordability and product-fulfillment programs; our payer engagement and market-access strategy; and our ability to compete effectively in the market. These forward-looking statements further include statements regarding the advancement, growth and related timing of our AdrenaVerse pipeline, including AQST-108 (epinephrine) topical gel, through clinical development and the FDA regulatory approval process; the design and timing of clinical studies for AQST-108, including studies relating to alopecia areata, atopic dermatitis and other potential dermatologic or immunologic indications; the mechanism of action and potential benefits of AQST-108, including its potential to reduce inflammation and itch; the ability of our PharmFilm® and AdrenaVerse technology platforms to support the development of additional product candidates and treatment indications; market access for Libervant® (diazepam) buccal film for epilepsy patients experiencing acute repetitive seizures upon expiration of the orphan drug market exclusivity of an approved FDA product of another company; the future commercial opportunities for Anaphylm, Libervant and AQST-108; potential market growth, revenues and projected peak annual sales; the size, growth and projected value of the epinephrine and atopic dermatitis markets; the potential benefits our products and product candidates may provide to patients; and business strategies, market opportunities and other statements that are not historical facts.Such forward-looking statements also include statements regarding anticipated timelines, milestones and guidance relating to regulatory submissions, clinical studies, regulatory interactions and potential approvals, all of which are inherently uncertain and subject to change based on regulatory feedback, protocol alignment, data sufficiency and other factors outside the Company’s control. These forward-looking statements are based on our current expectations and beliefs and are subject to risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, the risk of delay in the timing of the Anaphylm NDA resubmission; the risk that the FDA may determine that the resubmission does not constitute a complete response to the CRL; the risk that the FDA may refuse to file or otherwise not accept the resubmission for review; the risk that the FDA may classify the resubmission differently than the Company anticipates, resulting in a longer review period; the risk that the FDA may not establish a review goal date within the timeframe anticipated by the Company; the risk that a request for expedited review may not be granted; and the risk that preliminary, topline, interim or summary human factors, pharmacokinetic or pharmacodynamic results may differ from final analyses or may be interpreted differently by regulatory authorities. Additional risks and uncertainties include risks associated with our development work, including delays or changes in the timing, cost or success of our product-development activities, clinical trials and plans for Anaphylm and AQST-108; delays in the advancement of the FDA regulatory approval process for Anaphylm, Libervant or AQST-108, or failure to receive FDA approval for any of these product candidates; our ability to generate sufficient clinical, human factors and other data, including pharmacokinetic and pharmacodynamic comparability data, to support FDA approval of Anaphylm; our ability to address the FDA’s comments and identified deficiencies in the Anaphylm NDA; and the possibility that the FDA may request further information, including additional clinical studies, disagree with our protocols, study designs, data or findings, or otherwise undertake a lengthy review of the resubmitted NDA.Risks and uncertainties also include the risk that the FDA may consider issues raised in the citizen petition submitted to the FDA regarding Anaphylm on October 1, 2025, or in any other citizen petition or similar submission relating to Anaphylm; risks relating to FDA inspections of manufacturing and clinical-study sites; the effect of government shutdowns or actions to reduce government workforces on the ability of the FDA to act on a timely basis, or at all, with respect to the acceptance, classification and review of the resubmitted Anaphylm NDA or the approval of our product candidates; and the risk of delays in the regulatory approval process outside the United States, including the risk that foreign regulatory authorities may require different, additional or more extensive clinical, nonclinical, human factors, pharmacokinetic, manufacturing or other data than anticipated or may not accept data generated for U.S. regulatory purposes.Further risks and uncertainties include challenges associated with the potential commercial launch of Anaphylm, if approved by the FDA; risks inherent in commercializing a new product, including technology, financial, market, implementation and regulatory risks; risks associated with developing and maintaining the sales, marketing, patient-support, distribution and other capabilities necessary to commercialize our products and product candidates; the risk that our planned sales-force size and deployment, prescriber targeting, patient-support and affordability programs, payer engagement, market-access strategy and product-fulfillment arrangements may not achieve the coverage, access, adoption or financial returns we anticipate; risks relating to competition and the success of competing products, including generics; and the rate and degree of market acceptance of our products and product candidates by patients, prescribers and payors. Projected peak annual sales, market size, market growth, potential revenues, prescriber coverage and other commercial estimates may prove materially inaccurate because they are based on assumptions regarding regulatory approval, product labeling, pricing, reimbursement, competition, prescribing behavior, patient preference, market adoption and other factors, as well as internal estimates and third-party data that we have not independently verified. Survey results and stated preferences may not predict actual prescribing, utilization, adherence, clinical outcomes or market adoption. Other risks and uncertainties include risks concerning our ability to maintain sufficient capital and cash resources and access available debt and equity financing to satisfy our short-term and longer-term liquidity requirements and fund our business operations, key initiatives, clinical-development activities and potential commercialization activities; the possibility that assumptions underlying projected liquidity or capital sufficiency may prove incorrect; risks relating to our manufacturing capacity and supply chain; risks associated with intellectual-property rights and infringement claims; risks relating to legislation, regulatory actions and changes in laws or regulations affecting our business, including product pricing, reimbursement and market access; risks relating to claims, citizen petitions, investigations and legal proceedings; risks associated with information-technology and cybersecurity disruptions; risks relating to general economic, political, business, industry, regulatory, financial and market conditions; uncertainty regarding presidential-administration initiatives, including tariffs and trade restrictions; and the other uncertainties described in the “Risk Factors” section and other sections of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update any forward-looking statement, outlook or guidance after the date of this presentation, whether as a result of new information, future events or otherwise, except as required by applicable law. The industry, market and competitive-position data used in this presentation are derived from the Company’s internal estimates, research and industry experience and from third-party industry publications, surveys and studies, none of which the Company has independently verified. Such data reflect assumptions and limitations, involve risks and uncertainties, are subject to change and should not be given undue weight. This presentation and the accompanying oral commentary are for informational purposes only and do not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any sale of such securities in any jurisdiction in which such offer, solicitation or sale would be unlawful before registration or qualification under the securities laws of that jurisdiction. PharmFilm®, Libervant® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name “Anaphylm” for AQST-109 has been conditionally approved by the FDA. Final approval of the Anaphylm proprietary name is conditioned on FDA approval of AQST-109. All other registered trademarks referenced herein are the property of their respective owners.

Advancing Medicines to Bring Meaningful Improvement to Patients' Lives

6 FDA approvals
with products available on six continents

2.5+ billion
PharmFilm® doses shipped worldwide

100+ patents
filed in the U.S. and worldwide

20+ years
Since the company was founded

2 core technologies:
PharmFilm and AdrenaVerse™

$1.5+ billion[1]
in potential peak annual net sales from pipeline assets

1. Aquestive Therapeutics data on file.

Aquestive® 3

Dedicated and Experienced Leadership Team 4 Daniel Barber President, CEO & Director Matthew Greenhawt Chief Medical Officer Peter Boyd Chief People Officer Melina Cioffi SVP, Regulatory Affairs Sherry Korczynski Chief Commercial Officer Matthew Davis Chief Development Officer Ernie Toth Chief Financial Officer Thomas A. Zalewski Chief Legal Officer, Chief Compliance Officer Cassie Jung Chief Operating Officer

Diversified Pipeline Fuels Our Growth Plan

Proprietary Growth Drivers	Preclinical	Clinical	Filed	Marketed	Opportunity Size
Anaphylm™ (dibutepinephrine) **sublingual film** (SEVERE ALLERGIES, ANAPHYLAXIS)			Received CRL on January 30, 2026 – expect to resubmit in Q3 2026		**>$1B**[1] Annual Revenue
Libervant® (diazepam) **buccal film** (ACUTE REPETITIVE SEIZURES)					**>$100M**[2] Annual Revenue
AQST-108 (epinephrine) **topical gel** (ATOPIC DERMATITIS & other dermatology indications)					**>$500M**[1] Annual Revenue

1. Aquestive Therapeutics data on file. 2. Potential annual revenue after anticipated launch in 2027.

Aquestive
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Our Technologies

PharmFilm®




See Reverse for Instructions
Aquestive

PharmFilm® is a unique and versatile technology for high-performance drug delivery. Aquestive scientists combine the customizable features of PharmFilm® with patented formulation and engineering processes to optimize the delivery of active pharmaceutical ingredients (APIs).

AdrenaVerse™



The AdrenaVerse™ platform contains a library of over 20 epinephrine prodrugs that demonstrate control of absorption and conversion rates across a variety of dosage forms including lotions, creams, and ointments (LCOs) and delivery sites. The AdrenaVerse platform enables us to pursue a variety of allergy and dermatology indications.

Aquestive
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Lead Asset Anaphylm (dibutepinephrine) sublingual film1 7 1. ANAPHYLM (dibutepinephrine) sublingual film is an investigational product candidate that has not been approved by the U.S. Food and Drug Administration. Safety and efficacy have not been established. Statements regarding potential benefits, clinical performance, market opportunity, commercialization plans and regulatory timing are subject to FDA review and approval.

Clinically Differentiated Epinephrine Delivery 8 Anaphylm (dibutepinephrine) sublingual film Needle-Free Easy to Use Designed to Work Quickly1 Device-Free Easy to Carry First and only non-device based, orally delivered epinephrine product candidate 1. Aquestive Therapeutics data on file.

Anaphylm Regulatory Milestones 9 Q1 2027Q4 2026Q3 2026Q2 2026Q1 2026 NDA Resubmission Ex-US filing in Canada Ex-U.S. filing in European Union • Aquestive intends to request expedited review of the NDA submission, but expedited review cannot be guaranteed • Ex-US expansion is on track – filing in Canada before the end of 2026 and the filing in the E.U. in Q1 2027 FDA Complete Response Letter

Packaging and Labeling Modifications¹ Proposed pouch labeling tested in Original NDA Human Factors Study Proposed pouch labeling tested in Resubmission Human Factors Study and PK Study Self-Administration arm² 1. Illustrative of proposed labeling and instructions for use shown. Final approved labeling and packaging remains subject to FDA review and approval. 2. This proposed pouch is a potential example of the final packaging for Anaphylm, if approved by the FDA. 10

Human factors validation study showed significant improvement in key areas highlighted by the FDA in the CRL Description1 Original NDA Human Factors Study (N=166) Resubmission Human Factors Study (N=105) Unable to open pouch (# of participants) 1 0 Had difficulty opening pouch (# of participants) 26* 1 Median time to open first dose untrained (seconds) 17 3 Median time to open + administer first dose untrained (seconds) 46 17 Torn films (# of participants) 6 0 Incorrect placement in mouth (# of participants) 20 2 Chewed the film (# of participants) 4 0 Removal of film (# of participants) 4 0 *reflects participants who experienced difficulty that could result in delays in dose administration, inability to administer a dose, or under dosing 1. Aquestive Therapeutics data on file. 11

Self-administration pharmacodynamics were generally in line with clinician- administered results¹ Systolic Blood Pressure² Diastolic Blood Pressure² Heart Rate² 1. Aquestive Therapeutics data on file. 2. Mean changes with 95% confidence intervals. 12

Top-of-tongue administration resulted in clinically meaningful pharmacodynamic response despite lower PK exposure (single dose)¹ Systolic Blood Pressure² Diastolic Blood Pressure² Heart Rate² 1. Aquestive Therapeutics data on file. 2. Mean changes with 95% confidence intervals. 13

It’s not just “the carry”…. 14 Pharmacologic Performance1 ● Higher Cmax and faster Tmax ● Pharmacodynamic response observed within the first minute after administration ● High Emax* and fast TEmax†, peaking between 5-11 minutes ● Robust pharmacodynamic activity observed within minutes following administration and before the TEmax* ● Prodrug avoids vasoconstriction 1. Based on pharmacokinetic and pharmacodynamic study results. Clinical outcomes may not correlate directly with PK/PD measures. ANAPHYLM is an investigational product candidate that has not been approved by the FDA, and product labeling remains subject to FDA review and approval. *The maximum PD effect a drug can produce, regardless of how much the dose is increased beyond that point †Time to maximal effect

Launch Preparations for Anaphylm (dibutepinephrine) sublingual film 15

16 Anaphylaxis: A Large, Growing Market with Significant Unmet Need 32-40 million people at chronic risk for severe systemic Type 1 reaction in the US1 1 in 10 adults; 1 in 13 children Direct cost of anaphylaxis is $1.2 billion2 52% of surveyed patients with prior anaphylaxis never received an epinephrine autoinjector Rx2 60% of patients prescribed an autoinjector did not have it available2 1. Wood et al. J Allergy Clin Immunol. 2014;133:461-467. 2. Fromer, L., The American Journal of Medicine (2016); 129, 1244-1250

1. U.S. Epinephrine for Anaphylaxis Treatment Market Size, Share & Industry Analysis; Fortune Business Insights, Mar 23, 2026; https://www.fortunebusinessinsights.com/u-s-epinephrine-for-anaphylaxis- treatment-market-110494 2. Symphony Health Data through 12/31/2025, Metys National Projected Data, All Market Data is limited to US & Surrounding Territories The epinephrine market continues to grow; could reach ~7.5M TRxs /~$2.03B by 2029 $0.89 $1.04 $1.11 $1.25 $1.41 $1.60 $1.80 $2.03 $2.30 $2.59 $2.93 0 2 4 6 8 10 12 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3.50 2022 2023 2024 2025 2026E 2027E 2028E 2029E 2030E 2031E 2032E Annual Epinephrine Estimated Market Value1 (Billions) Market value could exceed ~2B with continued growth Annual Epinephrine Estimated TRxs2 (Millions) U SD IN B IL LI O N S1 YEARS TR Xs (M IL LI O N S) 2 ESTIMATED 17

18  Allergists are the gatekeepers – they must KNOW your product  Clinical differentiation is BETTER than convenience (prescribers need to trust the product will work)  Patients are the decision makers – they must WANT your product  Reducing complexity for patients is a MUST  Payers want to know WHY they should pay a premium 1. Aquestive Therapeutics data on file. Leveraging What We Have Learned from Recent Branded Launches1 These learnings inform our sales force deployment, patient support, and payer strategies

19 50 Conferences Attended & Planned 275+ Booth Engagements 610+ Prescriber interactions 14 Manuscripts drafted 10 Conference abstracts submitted Broad Scientific and Prescriber Engagement Builds Anaphylm Awareness¹ 1. Year-to-date information.

Rapid Relief When it Matters Most1 1. Aquestive Therapeutics data on file, excluding T-max data results for Neffy®, which can be found in the prescribing information located in the FDA-approved product label. No head-to-head studies have been conducted comparing Anaphylm and Neffy®. 20 12 MINUTES 20 MINUTES 30 MINUTES 30 MINUTES 50 MINUTES Therapeutic blood concentrations in as little as 5 minutes (over 100 pg/ml) Median T-max of 12 minutes

Sales Force Designed to Target Priority Epi Prescribers

Sales footprint captures the majority of prescribing opportunity while maximizing commercial efficiency

Focused Deployment

~75

SALES REPRESENTATIVES AT LAUNCH

Engagement with priority allergists and pediatricians

Designed to maximize reach and return with a disciplined commercial footprint

Concentrated reach to Target HCPs

~8K

Target HCPs

Priority 1–5 archetypes

~30%

MARKET COVERED

Focused launch universe

Priority Specialty Coverage

Priority Allergists	84%
Priority Pediatricians	94%

Coverage metrics shown are based on the 75 representative planning scenario; final launch deployment is expected to range from 65–80 representatives

Aquestive

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22 A coordinated model to improve affordability and drive treatment initiation for patients Patient Support Services to Simplify Anaphylm Access COVERAGE NAVIGATION  Benefit verification  Prior authorization assistance  Coverage navigation AFFORDABILITY SUPPORT  Copay assistance program  Financial support resources  Out-of-pocket cost PRODUCT FULFILLMENT  Channel distribution strategy  Prescription fulfillment support  Prescription-to-delivery coordination Simplified Path From Prescription To Treatment Preparedness

Challenges with Current Epinephrine Auto-Injectors (EAIs)

EAI device-related issues deter device carriage, increase the chances of leaving them at home, make them less accessible when needed and reduce the likelihood of carrying two devices.[1-6]

Inconvenient size and shape of EAI device and/or carrying case

Complicated administration leading to improper use, EAI device malfunctions, and hesitancy to use an EAI device

Social stigma and/or forgetfulness

Needle phobia and anxiety

1. Golden DBK, et al. (2024). *Ann Allergy Asthma Immunol*, *132*(2), 124–176.
2. Pouessel G, et al. (2025). *Clin Exp Allergy*, *55*(1), 36–51.
3. Lieberman JA, et al. (2023). *Ann Allergy Asthma Immunol*, *131*(2), 185–193.e10.
4. Wang J. (2024). *J Food Allergy*, *6*(1), 32–36.
5. Portnoy J, et al. (2019). *J Allergy Clin Immunol Pract*, *7*(7), 2252–2261.
6. Curtis C, et al. (2014). *Ann Allergy Asthma Immunol*, *112*(6), 560–562.

Aquestive

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96% of survey respondents preferred Anaphylm in a hands-on epinephrine preference survey¹,² 1. Aquestive Therapeutics data on file. 2. Survey results reflect stated respondent preferences under controlled survey conditions and should not be interpreted as evidence of actual prescribing, utilization, adherence, clinical outcomes or market adoption. 24 Survey Methodology: • Double-blinded survey with 27 adult patients and 26 caregivers of pediatric patients at risk for anaphylaxis • Respondents were mailed an envelope containing one empty, non-labeled nasal spray device and one non- labeled placebo film strip • Respondents kept envelopes sealed until an on-camera interview video call was conducted during which they opened the envelope2 • Respondents were asked to assume that, if these products were made available for prescribing by their health care prescriber (HCP), both products would be: • Equal in general efficacy and safety to each other and to their current epinephrine auto-injector (EAI) • Endorsed by their HCP • Equal in out-of-pocket cost to each other 51 1 1 PREFER FILM PREFER FILM & NASAL EQUALLY PREFER NASAL Survey Results Anaphylm: Where You Need It When You Need It

25 Market access capabilities are in place, with payer insights informing the next phase of engagement Proactive Payer Engagement Supports Post-Approval Access Readiness TEAM READY Account team fully onboarded EARLY DIALOGUE 10+ presentations completed with stakeholders to date INSIGHT GENERATION Payer and pricing research underway Post-Submission Execution Plan Payer engagement planned to secure patient access

A Promising Pipeline: AQST-108 (epinephrine) Topical Gel 26

AQST-108 has the potential to harness the benefits of a topical gel with prodrug technology[1]

Administration process

- Topical gel applied to affected skin (epidermis)
- AQST-108 penetrates to dermis layer and converts slowly over time
- AQST-108 converts to via interstitial esterases
- Localized effect: early studies indicate almost no conversion to **systemic** epinephrine

AQST-108 structure & conversion


Interstitial esterases

L-Dipivefrin
Pivaloyl ester of L-epinephrine

L-epinephrine
(active)

Pivalic Acid
(inactive)

Pivalic Acid
(inactive)

Early proof points

AQST-108 topical gel
Dipivefrin prodrug

↓

Local epinephrine in skin
Carboxylesterase conversion

↓

Clinical – seen in AD patients, 108103

TSLP suppression
↓ direct sensory-nerve firing

Chemokine reduction
↓ CCL3, CCL4 in patients

Preclinical and human-cell in vitro

Mast-cell stabilization
↓ histamine, tryptase, MRGPRX2

NF-κB modulation
↓ IL-31, the itch cytokine

Th2/Th1 rebalancing
↓ IL-4/IL-13 nerve priming

Less immune-cell traffic
↓ VCAM-1, TNFα, ITAC, IL-8

↓

Desired clinical outcome

Reduced itch
≥4-point WI-NRS reduction vs placebo

1. Aquestive Therapeutics data on file. AQST-108 is an investigational product candidate. Early-stage, preclinical, in vitro and clinical observations may not predict future clinical outcomes or regulatory approval. Safety and efficacy have not been established.

Aquestive 27

28 Thank You